UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2004


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-19437                    11-2962080
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File No.)               Identification No.)


20 East Sunrise Highway, Valley Stream, New York                    11581
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (516) 887-0700



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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departures of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On October 22, 2004, the Board of Directors of the Company appointed Kenneth Block as the Chief Financial Officer and Secretary of the Company. Mr. Block is 57 years old and has not previously worked as an employee of the Company. Since 1991 Mr. Block has been the controller of Shady Brook Charter Corp. and Sunrise Charter Management Corp., each of which is a real estate management company. Mr. Block graduated from Bernard Baruch College with a Bachelors of Business Administration degree. He is a certified public accountant in the State of New York.

      The Company does not currently have an employment agreement with Mr. Block and does not anticipate entering into one with him at the present time.

                                   SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 25, 2004

                                CELLULAR TECHNICAL SERVICES COMPANY, INC.


                                By: /s/ Stephen Katz
                                    --------------------------------------------
                                    Name:  Stephen Katz
                                    Title: Chief Executive Officer